EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO

CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of October 26, 2012 (this “Amendment”), is entered into by and among AURORA DIAGNOSTICS, LLC, a Delaware limited liability company, (the “Borrower”), AURORA DIAGNOSTICS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), and certain subsidiaries and affiliates of Borrower identified on the signature pages hereto as “Guarantors” (such subsidiaries and affiliates, together with Holdings, are each referred to individually as a “Guarantor”, and collectively, jointly and severally, as “Guarantors”), BARCLAYS BANK PLC (“Barclays Bank”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the undersigned Lenders (as defined below). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Borrower, Holdings, the guarantors party thereto, Barclays Bank, as Administrative Agent and Collateral Agent, the financial institutions from time to time party thereto as lenders (the “Lenders”), and the other agents party thereto, entered into that certain Credit and Guaranty Agreement, dated as of May 26, 2010 (such Credit and Guaranty Agreement, as amended and restated on December 20, 2010, as further amended, supplemented or otherwise modified and as in effect immediately prior to giving effect to this Amendment, the “Credit Agreement”).

(2) The Borrower has requested that the Lenders approve certain amendments to the Credit Agreement as set forth in this Amendment.

(3) The Borrower has, on the date hereof, delivered notice to the Administrative Agent pursuant to Section 2.13(b), that it intends to reduce the Revolving Commitments, such reduction to be effective on November 1, 2012.

(4) In accordance with Section 10.5 of the Credit Agreement, the Administrative Agent, the undersigned Lenders (hereinafter, such undersigned Lenders, the “Consenting Lenders”), the Borrower and the other Credit Parties have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as herein set forth.

SECTION 1. Amendments to Credit Agreement.

The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended:

(i) by deleting the definition of “Interest Coverage Ratio” in its entirety.

(ii) by deleting all references to the term “Interest Coverage Ratio” in the definition of “Subsidiary”.

NYDOCS02/978253	ADX - 2nd Amendment to Credit and Guaranty Agreement

(b) Section 6.8 of the Credit Agreement is amended:

(i) by amending and restating clause (a) in its entirety to read as follows:

“Intentionally Omitted.”

(ii) by amending and restating clause (b) in its entirety to read as follows:

“Senior Secured Leverage Ratio. Parent Entity shall not permit the Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter (other than any Exempt Fiscal Quarter), beginning with the Fiscal Quarter ending September 30, 2012, to exceed 3.00:1.00”.

SECTION 2. Reference to and Effect on the Credit Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Credit Document.

(d) This Amendment shall be a Credit Document as defined in the Credit Agreement.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date upon which each of the conditions precedent set forth below in this Section 3 shall be satisfied or waived in accordance with Section 10.5 of the Credit Agreement (such date, the “Effective Date”):

(a) Amendment. The Administrative Agent shall have received a number of copies reasonably determined by the Administrative Agent of counterparts of this Amendment executed by the Requisite Lenders (determined as of the date hereof), the Borrower, Holdings and each other Guarantor.

(b) Expenses; Fees. Borrower shall have paid:

(i) to the Administrative Agent all out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the negotiation, preparation and delivery of this Amendment;

(ii) to the Administrative Agent such fees as may be separately agreed between the Borrower and the Administrative Agent; and

NYDOCS02/978253	ADX - 2nd Amendment to Credit and Guaranty Agreement

2

(iii) to each Tranche B Term Loan Lender that is a Consenting Lender who delivers an executed counterpart to this Amendment to the Administrative Agent prior to 5:00 pm (New York time) on Friday October 26, 2012, a consent fee in an amount equal to 0.25% of the principal amount of the sum of the aggregate Tranche B Term Loans of such Consenting Lender.

SECTION 4. Consent and Affirmation of the Guarantors. Each Guarantor (prior to, and after giving effect to, this Amendment) hereby consents to this Amendment and confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Credit Agreement (including the Guaranty therein) and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Credit Agreement or any other Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations. For greater certainty and without limiting the foregoing, each Guarantor hereby confirms that the existing security interests granted by such Guarantor in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of such Guarantor under the Credit Documents.

SECTION 5. Confirmation of Representations and Warranties.

(a) The Borrower hereby represents and warrants, both on and as of the date hereof and on and as of the Effective Date, that all representations and warranties contained in the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any such qualification) in all respects on such respective dates.

(b) Each Credit Party represents and warrants, on and as of the date hereof, that (i) it has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby has been duly and validly taken and (ii) this Amendment has been duly authorized, executed and delivered by it.

(c) Each Credit Party hereby acknowledges that it has been provided with a copy of the Credit Agreement and each other Credit Document.

(d) Each Credit Party hereby represents and warrants that, both on and as of the date hereof and on and as of the Effective Date, both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

NYDOCS02/978253	ADX - 2nd Amendment to Credit and Guaranty Agreement

3

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

[Remainder of Page Intentionally Left Blank]

NYDOCS02/978253	ADX - 2nd Amendment to Credit and Guaranty Agreement

4

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

BORROWER:

AURORA DIAGNOSTICS, LLC

By:	/s/ Gregory A. Marsh
	Name:	Gregory A. Marsh
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

HOLDINGS:

AURORA DIAGNOSTICS HOLDINGS, LLC

By:	/s/ Gregory A. Marsh
	Name:	Gregory A. Marsh
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

NYDOCS02/978253	[SIGNATURE PAGE]	ADX - 2nd Amendment to Credit and Guaranty Agreement

GUARANTORS:

AURORA DIAGNOSTICS FINANCING, INC.
AURORA GEORGIA, LLC
AURORA GREENSBORO, LLC
AURORA LMC, LLC
AURORA MASSACHUSETTS, LLC
AURORA MICHIGAN, LLC
AURORA NEW HAMPSHIRE, LLC
BERNHARDT LABORATORIES, INC.
BIOPSY DIAGNOSTICS, LLC
C R COLLECTIONS, LLC
CUNNINGHAM PATHOLOGY, L.L.C.
DERMPATH NEW ENGLAND, LLC
GREENSBORO PATHOLOGY, LLC
HARDMAN PATHOLOGY ADX, LLC
LABORATORY OF DERMATOPATHOLOGY ADX, LLC
MARK & KAMBOUR, LLC
MARK & KAMBOUR HOLDINGS, INC.
PATHOLOGY SOLUTIONS, LLC
SEACOAST PATHOLOGY, INC.
TEXAS PATHOLOGY, LLC
TWIN CITIES DERMATOPATHOLOGY, LLC

By:	/s/ Gregory A. Marsh
Name:	Gregory A. Marsh
Title:	Executive Vice President, Chief Financial Officer & Treasurer

NYDOCS02/978253	[SIGNATURE PAGE]	ADX - 2nd Amendment to Credit and Guaranty Agreement

THE LMC REVOCABLE TRUST, B.T.

By:	/s/ Gregory A. Marsh
	Name:	Gregory A. Marsh
	Title:	Trustee

THE WPC REVOCABLE TRUST, B.T.

By:	/s/ Gregory A. Marsh
	Name:	Gregory A. Marsh
	Title:	Trustee

NYDOCS02/978253	[SIGNATURE PAGE]	ADX - 2nd Amendment to Credit and Guaranty Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender, Issuing Bank and Lender

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

NYDOCS02/978253	[SIGNATURE PAGE]	ADX - 2nd Amendment to Credit and Guaranty Agreement